UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SPDR® GOLD TRUST

SPONSORED BY WORLD GOLD TRUST SERVICES, LLC

(Name of Registrant as Specified In Its Charter)

Steven J. Glusband, Esq.

Austin D. Keyes, Esq.

Carter Ledyard & Milburn LLP

2 Wall Street

New York, New York 10005

(212) 732-3200

glusband@clm.com

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Corrected e-mail sent to a small subset of Notice and Access Shareholders

PROXYVOTE.COM

Dear GLD* Shareholder,

On July 11 2014, we sent you an important e-mail regarding your holding in the SPDR* Gold Trust.

That e-mail text erroneously included a reference to a notification of “SSGA FUNDS - ETF FUNDS 2014 Consent Solicitation of Shareholders” and “participation in an exchange offer for trust-preferred securities”.

The e-mail should have referenced the SPDR* Gold Trust Consent Solicitation of Shareholders. Further details are set out below.

We apologize for any confusion this caused.

For those who voted subsequent to the earlier e-mail, please be assured that your vote was recorded accurately and is valid, as the links in the e-mail were correct. You may, however, use the below link to re-record your vote and it will update the system accordingly.

For those who have not voted, your action is very important and we urge you to vote via the below link.

If you have any questions regarding this correspondence, you can contact us at (855) 601-2254.

Please read the instructions carefully before proceeding.

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding(s) in the security identified below.

This is a NOTIFICATION of the:

SPDR* Gold Trust Consent Solicitation of Shareholders.

VOTING CUT-OFF: July 18, 2014

RECORD DATE: June 9, 2014

CUSIP NUMBER: 78463V107

ACCOUNT NUMBER:

CONTROL NUMBER:

You can enter your voting instructions and view the shareholder material at the Internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/0012345678901

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http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

Proxy Statement

https://materials.proxyvote.com/Approved/MC0256/20140609/NPS_212727.PDF

Reminder Notice

https://materials.proxyvote.com/Approved/MC0256/20140609/SHLTR_213939.PDF

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